                    ANNUAL REPORT / OCTOBER 31 1998





                  AIM GLOBAL GOVERNMENT INCOME FUND






                           [COVER IMAGE]



[AIM LOGO APPEARS HERE]


            INVEST WITH DISCIPLINE-Registered Trademark-

[COVER IMAGE]

THE PARLIAMENT OF LONDON BY CLAUDE MONET

IN ORDER TO PROVIDE A STEADY FLOW OF INCOME AND GROWTH OF CAPITAL FOR OUR SHAREHOLDERS, AIM GLOBAL GOVERNMENT INCOME FUND INVESTS IN GOVERNMENT DEBT SECURITIES OF THE HIGHEST QUALITY AND SAFETY. THE PARLIAMENT OF LONDON, PICTURED HERE, IS REPRESENTATIVE OF THE INHERENT STABILITY OF THE COUNTRIES IN WHICH THE FUND INVESTS.

AIM Global Government Income Fund is for shareholders who primarily seek a high level of current income, and secondarily seek capital appreciation and protection of principal. The Fund invests primarily in high-quality U.S. and foreign government debt obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

-    AIM Global Government Income Fund (formerly GT Global Government Income
     Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended October 31, 1998, the Fund paid distributions of $0.510 per Class A share and $0.456 per Class B share.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's average annual total returns, including sales charges, for periods ended 9/30/98 (the most recent calendar quarter end), are as follows. For Class A shares, one year, 6.16%; five years, 3.76%; 10 years, 7.54%. For Class B shares, one year, 5.76%; 5 years, 3.81%; since inception, 6.32%. For Advisor Class shares, 1 year, 12.31%; since inception, 7.52%.

- The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.

- The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.

- Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-    Past performance cannot guarantee comparable future results.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major developed bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                       AIM GLOBAL GOVERNMENT INCOME FUND

            ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN OF THE BOARD OF THE FUND APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

Throughout the fiscal year covered by this report, markets worldwide vacillated between optimism that the woes in Asia would be contained and worry that they would become a major economic drag on the U.S. and the rest of the world. As a result, markets worldwide were especially volatile.

  We understand how unnerving this year's level of volatility can be. Many of you undoubtedly were tempted simply to exit the markets completely. Our reaction, of course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP

Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid, especially U.S. Treasury issues. Even high-quality corporate bonds went out of favor. Debt securities issued by emerging market nations plummeted in value.

THE ABRUPT REVERSALS OF SENTIMENT DURING THIS FISCAL YEAR REINFORCE OUR CONVICTION THAT MARKETS ARE UNPREDICTABLE IN THE SHORT TERM.

  Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.) Investors responded favorably, and by the close of the fiscal year, many bond markets were regaining equilibrium.

  However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:

       -  broad portfolio diversification;

       - realistic expectations, recognizing that the potential for downturns is always present; and

       -  as always, long-term thinking.

  Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

  We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ Charles T. Bauer
--------------------
Charles T. Bauer
Chairman

                       AIM GLOBAL GOVERNMENT INCOME FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

FUND PROVIDES STABILITY IN WAKE OF
GLOBAL TURMOIL

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

Despite tumultuous events in the global marketplace, the Fund stayed in line with its primary objective of preserving capital while providing a steady flow of income. The Fund's total return for the year ended October 31, 1998 was 10.20% for Class A shares and 9.65% for Class B shares. Comparatively, the J.P. Morgan Global Government Bond Index, the Fund's benchmark, had a return of 12.98% over the 12-month period.

  The Fund continued to provide a high level of current income during the year covered by this report. As of October 31, 1998, the Fund's 30-day distribution rate at net asset value was 5.69% for Class A shares and 5.08% for Class B shares. The Fund's 30-day SEC yield at maximum offering price was 4.75% for Class A shares and 4.30% for Class B shares.

WHAT EVENTS INFLUENCED FUND PERFORMANCE?

Problems in Asia at the start of the reporting period left us cautious as we approached the new year. As a result, the majority of our portfolio was allocated toward high-grade government debt offered by more industrialized countries. While the Fund can allocate a limited portion of its assets to lower-rated bonds of foreign governments and corporations, instability in Asia and other emerging markets kept our exposure to this area limited. Paring our exposure to emerging markets proved to be a prudent strategy as Asia's economic problems re-emerged again in May after a quiet hiatus from market activity in the first quarter of 1998.

  By August, the effects of the Asian crisis had spread to Russia, Eastern Europe, and Latin America. Investor aspirations for positive returns were replaced with the goal of preserving capital. The result was a global sell-off as investors retreated from all forms of investment risk and invested in relatively safer government bonds of industrialized countries.

  As the Fund was already heavily weighted in lower-risk U.S. and European government securities, this surge in demand proved very beneficial for the Fund. At the same time, the Fund had limited exposure to the lesser developed countries hurt by this flight from risk, and performance was left largely unhindered by the negative events in the global marketplace.

HOW DID EVENTS IN THE CURRENCY MARKETS AFFECT FUND PERFORMANCE?

For the past several years, we had witnessed a strengthening of the U.S. dollar relative to the German deutschmark. As a weaker European currency can erode the level of income from our foreign investments, Fund management took steps to preserve income by hedging the majority of the Fund's foreign income back to the U.S., thus negating currency risk. Growth, inflation, and interest rate differentials that had solely been favoring the U.S. dollar for several years now began to favor the European currencies as growth finally took hold this year.

  Management was able to detect this trend early and remove its dollar hedges to structure the currency in the portfolio in favor of the deutschmark. As the Asian crisis began to spread to countries outside the Pacific Rim into regions like Eastern Europe, Mexico, and South America, the dollar continued to weaken allowing the Fund to capture the benefit of an appreciating deutschmark.

WE WILL STAY TRUE TO OUR DISCIPLINE AND ENDEAVOR TO PROVIDE STABILITY AND A STEADY STREAM OF INCOME FOR OUR SHAREHOLDERS.

WHAT COUNTRIES PROVIDED THE BEST VALUE FOR THE FUND?

We have found excellent value in our holdings in Europe this year. At the close of the reporting period, we maintained substantial portions of the portfolio in Denmark and Italy. Both countries maintained a high interest rate policy to contain inflation and to protect the values of their currencies against the deutschmark. Our analysis indicated, however, that interest rates were too high and were due for a cut. As we expected, both countries reduced rates toward the end of the reporting period to the benefit of the Fund. We expect further interest rate reductions in these countries in the near term.

  We have also recently enjoyed success with our holdings in the United Kingdom. For the last two years, the Central Bank of England has been raising interest rates in an effort to combat inflation. However, we felt that with the advent of the economic crises spawning in Asia, that the Central Bank was overcompensating. Our analysis was correct as the Central Bank cut rates from 7.50% to 7.25% in October, and then again from 7.25% to 6.75% shortly after the end of the reporting period. These lowered rates substantially increased the value of our holdings in the U.K. As the Fund had allocated a substantial portion of its assets to the U.K. for a better part of a year, we were able to benefit greatly from the recent interest rate cuts.

          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                       AIM GLOBAL GOVERNMENT INCOME FUND

                      ANNUAL REPORT/MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 10/31/98, based on total net assets

   TOP FIVE COUNTRIES                     TOP FIVE BOND HOLDINGS
                                                                     Coupon    Maturity     %
   1.  United States      33.0%           1.  U.S. Treasury          6.375%    08/2027   19.3%
   2.  United Kingdom     15.7            2.  U.K Treasury           9.000     10/2008    8.6
   3.  Italy              12.7            3.  Denmark-Bullet         6.000     11/2009    8.3
   4.  Denmark            12.3            4.  Italy                  7.250     11/2026    7.7
   5.  Germany            11.8            5.  SBC Jersey (U.K.)      8.750     06/2005    7.1

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

WHAT EFFECTS WILL THE EUROPEAN ECONOMIC AND MONETARY UNION (EMU) AND THE EURO HAVE ON THE FUND'S PERFORMANCE?

While the EMU was finalized as recently as May of this year, we are already seeing its effects on the European marketplace. Interest rates have begun to converge toward the German benchmark and currency volatility between countries in the EMU has been substantially reduced. This convergence was required as each country tried to fulfill the Maastricht criteria for entry into EMU. The fulfillment of this criteria has led to lower budget deficits, low inflation, and unified fiscal and monetary policies among member countries.

  With the introduction of the euro, management will certainly have to adjust its investment approach. In the past, our strategy has been to focus on each individual country's macroeconomic fundamentals when determining the value of its government's bonds. Key to this analysis was our ability to judge the expected direction of interest rates relative to those in surrounding countries.

  With the formation of the EMU, however, interest rate trends will be correlated among member countries, thus changing the investment landscape substantially. With more uniform interest rates and economic policies, individual country analysis will no longer serve the same purpose in determining our investment strategy. Instead of judging the direction of interest rates in each individual country, we will forecast interest rates for the region as a whole and now focus on an individual country's ability to service its debt when making investment decisions.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

Equity and non-industrialized fixed-income markets around the world suf fered serious setbacks in the months leading up to the close of the reporting period. However, in the final weeks of October, a series of rate cuts in the United States and Europe reliquified the markets, instilling a newfound confidence in the global marketplace. While the rate cuts are providing temporary relief, we believe the economic crises stemming from the Asian markets require more complicated solutions.

  It has been encouraging, however, to see many of the affected countries using this window of opportunity to restructure

  GLOBAL ASSET ALLOCATION

  DEBT SECURITIES                      CURRENCY EXPOSURE
      OTHER 3.3%                            OTHER 0.1%
      DOLLAR BLOC 32%                       DOLLAR BLOC 39.4%
      EUROPE 64.7%                          EUROPE 60.5%

      PIE CHART                             PIE CHART
      INFORMATION                           INFORMATION

         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                       AIM GLOBAL GOVERNMENT INCOME FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

their economies. Japan, in particular, whose economic struggles have impacted the world economy more than most, has finally begun taking active steps to address the problems such as bank reform that have landed them in the midst of a seven-year recession.

WHAT IS YOUR STRATEGY FOR THE FUND?

U.S. government securities will most likely continue to be a staple of the Fund's portfolio. However, positive growth and inflationary trends are making Europe an increasingly attractive realm for asset allocation. We will continue to limit our exposure to the emerging market sectors. While the Fund may invest in those regions, their recent instability make most investment opportunities there unsuitable for the Fund. Ultimately, we will stay true to our discipline and endeavor to provide stability and a steady stream of income for our shareholders.

WELCOME THE EURO

Starting January 1, 1999, Europe will launch a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.

  The changeover to the euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT

The euro is expected to bring greater unity to the European business world:
Price comparison of goods, services, and labor across Europe should be much easier.

     Because of this price transparency, European companies should be forced to become more competitive. An increase in merger and acquisition activity is expected.

     The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.

     Europe's fixed-income markets could also be transformed. Since currency risk should be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.

     The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.


      THE NETHERLANDS
      IRELAND
      BELGIUM
      FINLAND
      GERMANY
      AUSTRIA
      LUXEMBOURG
      FRANCE
      PORTUGAL
      SPAIN
      ITALY

     COUNTRIES IN THE MAP OF EUROPE

                       AIM GLOBAL GOVERNMENT INCOME FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GOVERNMENT INCOME FUND VS. BENCHMARK INDEX
3/29/88 - 10/31/98

In thousands

                   AIM Global Government
                    Income Fund, Class A        J.P. Morgan Global
                        Shares                 Government Bond Index

 3/88                    9,525                      10,000
10/88                    9,589                      10,264
10/89                   10,345                      10,770
10/90                   11,579                      11,942
10/91                   12,666                      13,284
10/92                   13,465                      14,955
10/93                   16,413                      16,600
10/94                   14,958                      17,036
10/95                   16,337                      19,651
10/96                   17,501                      20,851
10/97                   18,337                      21,578
10/98                   20,204                      24,379

Past performance cannot guarantee comparable future results.


AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges

CLASS A SHARES
10 years                    7.22%
5 years                     3.24
1 year                      4.97*

CLASS B SHARES
Inception (10/22/92)        6.22%
5 years                     3.28
1 year                      4.65**

ADVISOR CLASS SHARES***
Inception (6/1/95)          7.14%
1 year                     11.18

* 10.20% excluding sales charge
** 9.65% excluding sales charge
*** Sales charges not applicable

Source: Bloomberg, Towers Data Systems HYPO-Registered Trademark-.

  Your Fund's total return includes applicable sales charges, expenses, and management fees. The performance of Class B and Advisor Class shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART

  The chart above compares your Fund to its benchmark index. It is intended to give you a general idea of how your fund compared to the bond market over the period 3/29/88-10/31/98. It is important to understand differences between your Fund and these indexes.

Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures performance of a hypothetical portfolio, in this case the J.P. Morgan Global Government Bond Index. Unlike your Fund, an index is not managed, incurring no sales charges, expenses, or fees. But if you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

                       AIM GLOBAL GOVERNMENT INCOME FUND

                ANNUAL REPORT / FOR CONSIDERATION

                 AIM PREPARES FOR THE YEAR 2000

THE YEAR 2000. THE WORDS STIR THE IMAGINATION, MAKING US WONDER WHAT THE NEXT MILLENNIUM WILL BRING. BUT THE WORDS ARE ALSO STARTING TO MAKE SOME PEOPLE WORRY, SINCE THERE'S BEEN SO MUCH TALK LATELY ABOUT A COMPUTER GLITCH CALLED "THE YEAR 2000 PROBLEM." BECAUSE THIS IS A PROBLEM THAT COULD AFFECT MOST AMERICAN INDUSTRIES, INCLUDING THE MUTUAL FUND INDUSTRY, WE WANT TO BRING YOU THIS UPDATE TO LET YOU KNOW HOW AIM IS GETTING READY.


WHAT IS THE YEAR 2000 PROBLEM?

It has to do with the way that computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for 1998). When the year 2000 hits, the computer will read "00"--but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places--from elevators to air traffic control systems--but they are especially prevalent in the financial services industry.

AIM'S YEAR 2000 COMPLIANCE

AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for A I M Management Group Inc. and its subsidiaries.

So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.

AN INDUSTRY-WIDE TEST

In the spring of 1999, AIM intends to participate in industry-wide testing that should simulate the arrival of the year 2000. This should allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.

  We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.

                       AIM GLOBAL GOVERNMENT INCOME FUND

                      ANNUAL REPORT / FOR CONSIDERATION

FIVE STEPPING STONES TO A
MORE PROSPEROUS RETIREMENT

A comfortable retirement is within your reach. But you will need a practical investment plan to get there. Consider the five steps described here and talk them over with your financial consultant. He or she can help you devise a plan and choose investments suited to your unique circumstances.

  I. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

  2. CONTRIBUTE TO AN IRA TOO. Even if you cannot deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And, don't forget the added advantage of the new spousal IRA.

  3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

  4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

  5. START EARLY AND DON'T STOP! The advantages of an early start are hard to overstate, as you can see in the chart below.

  AN EARLY START PAYS OFF
  FOR 401(k) OR IRA INVESTORS


INVESTOR A

-    Starts Early: at Age 25

-    Invests Less: $2,000 a year for a total of $80,000

-    Accumulates More by Age 65: $885,185


  INVESTOR B

-    Starts Late: at Age 40

-    Invests More: $4,000 a year for a total of $100,000

-    Accumulates Less by Age 65: $393,388

                     [GRAPH]

      2,000        91,198           4,000
      4,200       102,318           8,400
      6,620       114,550          13,240
      9,282       128,005          18,564
     12,210       142,805          24,420
     15,431       159,086          30,862
     18,974       176,994          37,949
     22,872       196,694          45,744
     27,159       218,363          54,318
     31,875       242,199          63,750
     37,062       268,419          74,125
     42,769       297,261          85,537
     49,045       328,987          98,091
     55,950       363,886         111,900
     63,545       402,275         127,090
     71,899       444,502         143,799
     81,089       490,952         162,179
                  542,048         182,397
                  598,252         204,637
                  660,78          229,100
                  728,085         256,010
                  802,894         285,611
                  885,183         318,172
                                  353,989
                                  393,388


Assumes annual return of 10% based on the 13.11% average annual total return of the Standard & Poor's Composite Index of 500 Stocks (S&P 500) for the 50-year period 12/31/47-12/31/97. The S&P 500 is a group of unmanaged securities widely regarded as representative of the stock market in general. Income taxes will be due when you make withdrawals from your 401(k) or IRA.

                       AIM GLOBAL GOVERNMENT INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Government Income Fund (formerly GT Global Government Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Government Income Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinions expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (78.2%)
  Belgium (3.5%)
    Kingdom of Belgium, 5.75% due 3/28/08 ................   BEF          232,900,000   $  7,545,046         3.5
  Canada (2.4%)
    Canadian Government, 6% due 6/1/08 ...................   CAD            7,520,000      5,208,179         2.4
  Denmark (8.3%)
    Kingdom of Denmark Bullet, 6% due 11/15/09 ...........   DKK          101,100,000     17,700,334         8.3
  Germany (10.8%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           13,050,000      8,807,232         4.1
      6% due 7/4/07 ......................................   DEM           10,980,000      7,479,880         3.5
      6.5% due 7/4/27 ....................................   DEM            9,550,000      6,854,235         3.2
  Greece (4.7%)
    Hellenic Republic:
      9.2% due 3/21/02 ...................................   GRD        2,210,000,000      7,815,135         3.7
      8.8% due 6/19/07 ...................................   GRD          550,000,000      2,029,877         1.0
  Italy (12.7%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      7.25% due 11/1/26 ..................................   ITL       21,280,000,000     16,349,744         7.7
      8.5% due 1/1/04 ....................................   ITL       14,480,000,000     10,643,419         5.0
  Sweden (4.2%)
    Swedish Government, 6.5% due 10/25/06 ................   SEK           62,700,000      9,056,166         4.2
  United Kingdom (8.6%)
    United Kingdom Treasury, 9% due 10/13/08 .............   GBP            8,380,000     18,289,627         8.6
  United States (21.6%)
    United States Treasury, 6.375% due 8/15/27{./} .......   USD           35,800,000     41,317,535        19.3
    Federal National Mortgage Association, 6.375% due
     8/15/07 .............................................   AUD            7,300,000      4,827,718         2.3
  Uruguay (1.4%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} ....   USD            3,000,000      3,045,000         1.4
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $165,756,751) ...........................................                               166,969,127
                                                                                        ------------
Corporate Bonds (12.7%)
  Germany (1.0%)
    Kredit Fuer Wiederaufbau International Finance, 7.25%
     due 7/16/07 .........................................   AUD            3,100,000      2,155,469         1.0
  South Africa (0.1%)
    Development Bank of South Africa, due 12/31/27{=} ....   ZAR           39,300,000        133,929         0.1
  Tunisia (1.8%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 ........   USD            4,750,000      3,852,075         1.8
  United Kingdom (7.1%)
    SBC Jersey, 8.75% due 6/20/05 ........................   GBP            8,200,000     15,234,375         7.1
  United States (2.7%)
    Ford Motor Credit Corp., 5.25% due 6/16/08 ...........   DEM            5,370,000      3,295,521         1.5
    Merrill Lynch & Co., 7.25% due 5/2/02 ................   USD            2,410,000   $  2,508,497         1.2
                                                                                        ------------
Total Corporate Bonds (cost $27,498,907) .................                                27,179,866
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Mortgage Backed (8.8%)
  Denmark (4.0%)
    Realkredit Danmark, 6% due 10/1/26 ...................   DKK           54,018,000   $  8,441,627         4.0
  United States (4.8%)
    Government National Mortgage Association TBA Pass Thru
     Pool, 6% due 11/15/28{*} ............................   USD            8,500,000      8,425,625         3.9
    Federal Home Loan Mortgage Association Pool #E62449,
     8.5% due 3/1/10 .....................................   USD            1,712,183      1,832,973         0.9
                                                                                        ------------
Total Mortgage Backed (cost $18,186,905) .................                                18,700,225
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $211,442,563) .......                               212,849,218        99.7
                                                                                        ------------       -----
                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (3.9%)
  United States (3.9%)
    Ford Motor Credit, effective yield 5.09%, due 11/18/98
     (cost $8,473,997) ...................................   USD            8,500,000      8,473,997         3.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $219,916,560)  * .................                               221,323,215       103.6
Other Assets and Liabilities .............................                                (7,782,870)       (3.6)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $213,540,345       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {=}  Zero coupon bond.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for securities purchased on a forward commitment basis. See Note 1 to the Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $220,204,720 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,586,885
                 Unrealized depreciation:            (3,468,390)
                                                  -------------
                 Net unrealized appreciation:     $   1,118,495
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT   DELIVERY    APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)        PRICE       DATE     (DEPRECIATION)
----------------------------------------  -------------   ----------  --------   ---------------
Canadian Dollars........................    5,186,883        1.54785   3/18/99      $(18,424)
Italian Lira............................    8,888,408     1619.00000   3/18/99        67,738
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $14,124,605)..................   14,075,291                               $ 49,314
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.59%.
  Total Open Forward Foreign Currency
   Contracts............................                                            $ 49,314
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $219,916,560) (Note 1).........................  $221,323,215
  U.S. currency.................................................................  $     322
  Foreign currencies (cost $2,095,895)..........................................  2,071,055     2,071,377
                                                                                  ---------
  Receivable for securities sold...........................................................     8,554,453
  Interest and interest withholding tax reclaims receivable................................     4,535,164
  Receivable for Fund shares sold..........................................................       172,045
  Receivable for open forward foreign currency contracts (Note 1)..........................        49,314
  Miscellaneous receivable.................................................................        26,512
                                                                                             ------------
    Total assets...........................................................................   236,732,080
                                                                                             ------------
Liabilities:
  Payable for securities purchased.........................................................    17,120,859
  Payable for Fund shares repurchased (Note 2).............................................     2,828,414
  Payable for loan outstanding (Note 1)....................................................     1,939,000
  Distribution payable.....................................................................       438,754
  Payable for service and distribution expenses (Note 2)...................................       262,791
  Payable for transfer agent fees (Note 2).................................................       202,273
  Payable for investment management and administration fees (Note 2).......................       140,295
  Payable for printing and postage expenses................................................       115,614
  Payable for professional fees............................................................        53,507
  Payable for custodian fees...............................................................        28,702
  Payable for registration and filing fees.................................................        27,856
  Payable for Trustees' fees and expenses (Note 2).........................................        13,163
  Payable for fund accounting fees (Note 2)................................................         5,504
  Other accrued expenses...................................................................        15,003
                                                                                             ------------
    Total liabilities......................................................................    23,191,735
                                                                                             ------------
Net assets.................................................................................  $213,540,345
                                                                                             ------------
                                                                                             ------------
Class A:
Net asset value and redemption price per share ($121,268,155 DIVIDED BY 13,513,210 shares
 outstanding)..............................................................................  $       8.97
                                                                                             ------------
                                                                                             ------------
Maximum offering price per share (100/95.25 of $8.97) *....................................  $       9.42
                                                                                             ------------
                                                                                             ------------
Class B:+
Net asset value and offering price per share ($91,851,644 DIVIDED BY 10,240,967 shares
 outstanding)..............................................................................  $       8.97
                                                                                             ------------
                                                                                             ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($420,546 DIVIDED
 BY 46,726 shares outstanding).............................................................  $       9.00
                                                                                             ------------
                                                                                             ------------
Net assets consist of:
  Paid in capital (Note 4).................................................................  $338,619,386
  Accumulated net realized loss on investments and foreign currency transactions...........  (126,623,779)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies..............................................................................       138,083
  Net unrealized appreciation of investments...............................................     1,406,655
                                                                                             ------------
Total -- representing net assets applicable to capital shares outstanding..................  $213,540,345
                                                                                             ------------
                                                                                             ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...................................................................................     $ 19,476,296
  Securities lending income.........................................................................          331,980
                                                                                                         ------------
    Total investment income.........................................................................       19,808,276
                                                                                                         ------------
Expenses:
  Investment management and administration fees (Note 2)............................................        1,823,161
  Service and distribution expenses: (Note 2)
    Class A..........................................................................    $   499,194
    Class B..........................................................................      1,084,595        1,583,789
                                                                                         -----------
  Interest expense..................................................................................          728,255
  Transfer agent fees (Note 2)......................................................................          561,120
  Custodian fees....................................................................................          148,655
  Printing and postage expenses.....................................................................          138,525
  Professional fees.................................................................................          120,840
  Fund accounting fees (Note 2).....................................................................           67,657
  Registration and filing fees (Note 1).............................................................           59,130
  Trustees' fees and expenses (Note 2)..............................................................           19,125
  Other expenses....................................................................................           13,315
                                                                                                         ------------
  Total expenses....................................................................................        5,263,572
                                                                                                         ------------
Net investment income...............................................................................       14,544,704
                                                                                                         ------------
Net realized and unrealized gain (loss) on investments and foreign currencies: (Note
  1)
  Net realized gain on investments...................................................      5,403,124
  Net realized gain on foreign currency transactions.................................      5,779,913
                                                                                         -----------
    Net realized gain during the year...............................................................       11,183,037
  Net change in unrealized depreciation on translation of assets and liabilities in
   foreign currencies................................................................     (3,771,120)
  Net change in unrealized appreciation of investments...............................      1,354,647
                                                                                         -----------
    Net unrealized depreciation during the year.....................................................       (2,416,473)
                                                                                                         ------------
Net realized and unrealized gain on investments and foreign currencies..............................        8,766,564
                                                                                                         ------------
Net increase in net assets resulting from operations................................................     $ 23,311,268
                                                                                                         ------------
                                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED         YEAR ENDED
                                                                                OCTOBER 31,        OCTOBER 31,
                                                                                    1998               1997
                                                                               --------------     --------------
Decrease in net assets
Operations:
  Net investment income....................................................    $   14,544,704     $   19,128,003
  Net realized gain on investments and foreign currency transactions.......        11,183,037            246,114
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................        (3,771,120)         5,553,094
  Net change in unrealized appreciation (depreciation) of investments......         1,354,647        (11,452,067)
                                                                               --------------     --------------
    Net increase in net assets resulting from operations...................        23,311,268         13,475,144
                                                                               --------------     --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (3,426,511)        (6,827,721)
  In excess of net investment income.......................................        (5,024,245)        (4,449,488)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (2,258,151)        (4,503,257)
  In excess of net investment income.......................................        (3,311,095)        (2,934,682)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................            (9,025)            (4,070)
  In excess of net investment income.......................................           (13,232)            (2,653)
                                                                               --------------     --------------
    Total distributions....................................................       (14,042,259)       (18,721,871)
                                                                               --------------     --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................     1,018,940,689        667,541,828
  Decrease from capital shares repurchased.................................    (1,096,778,831)      (787,794,141)
                                                                               --------------     --------------
    Net decrease from capital share transactions...........................       (77,838,142)      (120,252,313)
                                                                               --------------     --------------
Total decrease in net assets...............................................       (68,569,133)      (125,499,040)
Net assets:
  Beginning of year........................................................       282,109,478        407,608,518
                                                                               --------------     --------------
  End of year *............................................................    $  213,540,345     $  282,109,478
                                                                               --------------     --------------
                                                                               --------------     --------------
 * Includes undistributed net investment income............................    $           --     $           --
                                                                               --------------     --------------
                                                                               --------------     --------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.62   $    8.74   $    8.81   $    8.63   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.54        0.52        0.57        0.62        0.65
  Net realized and unrealized gain
   (loss) on investments................       0.32       (0.13)       0.03        0.15       (1.52)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.86        0.39        0.60        0.77       (0.87)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.16)      (0.31)      (0.57)      (0.59)      (0.65)
  From net realized gain on
   investments..........................         --          --       (0.10)         --       (0.27)
  In excess of net investment income....      (0.35)      (0.20)         --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.55)
  Return of capital.....................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.51)      (0.51)      (0.67)      (0.59)      (1.57)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.97   $    8.62   $    8.74   $    8.81   $    8.63
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      10.20%       4.78%       7.11%       9.22%      (8.87)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 121,268   $ 154,272   $ 240,945   $ 385,404   $ 502,094
Ratio of net investment income to
 average net assets.....................       6.06%       6.04%       6.52%       6.98%       6.87%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.52%       1.34%       1.34%       1.35%       1.33%
  Without expense reductions............       1.52%       1.51%       1.39%       1.38%        N/A
Ratio of interest expense to average net
 assets++...............................       0.29%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        305%        241%        268%        385%        625%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.62   $    8.74   $    8.80   $    8.64   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.47        0.46        0.51        0.55        0.59
  Net realized and unrealized gain
   (loss) on investments................       0.34       (0.12)       0.04        0.14       (1.52)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.81        0.34        0.55        0.69       (0.93)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.11)      (0.28)      (0.51)      (0.53)      (0.59)
  From net realized gain on
   investments..........................         --          --       (0.10)         --       (0.27)
  In excess of net investment income....      (0.35)      (0.18)         --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.54)
  Return of capital.....................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.46)      (0.46)      (0.61)      (0.53)      (1.50)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.97   $    8.62   $    8.74   $    8.80   $    8.64
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       9.65%       4.00%       6.54%       8.22%      (9.39)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  91,852   $ 127,722   $ 166,577   $ 235,481   $ 262,405
Ratio of net investment income to
 average net assets.....................       5.41%       5.39%       5.87%       6.33%       6.22%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       2.17%       1.99%       1.99%       2.00%       1.98%
  Without expense reductions............       2.17%       2.16%       2.04%       2.03%        N/A
Ratio of interest expense to average net
 assets++...............................       0.29%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............        305%        241%        268%        385%        625%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                               ADVISOR CLASS+
                                          ---------------------------------------------------------
                                                                                    JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,                  TO
                                          -------------------------------------     OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)         1995 (D)
                                          -----------  -----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    8.61    $    8.73    $    8.80       $    8.98
                                          -----------  -----------  -----------       --------
Income from investment operations:
  Net investment income.................        0.56         0.55         0.60            0.26
  Net realized and unrealized gain
   (loss) on investments................        0.37        (0.13)        0.03           (0.19)
                                          -----------  -----------  -----------       --------
    Net increase (decrease) from
     investment operations..............        0.93         0.42         0.63            0.07
                                          -----------  -----------  -----------       --------
Distributions to shareholders:
  From net investment income............       (0.19)       (0.33)       (0.60)          (0.25)
  From net realized gain on
   investments..........................          --           --        (0.10)             --
  In excess of net investment income....       (0.35)       (0.21)          --              --
  In excess of net realized gain on
   investments..........................          --           --           --              --
  Return of capital.....................          --           --           --              --
                                          -----------  -----------  -----------       --------
    Total distributions.................       (0.54)       (0.54)       (0.70)          (0.25)
                                          -----------  -----------  -----------       --------
Net asset value, end of period..........   $    9.00    $    8.61    $    8.73       $    8.80
                                          -----------  -----------  -----------       --------
                                          -----------  -----------  -----------       --------

Total investment return (c).............       11.18%        5.15%        7.49%           0.83 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     421    $     116    $      86       $     131
Ratio of net investment income to
 average net assets.....................        6.41%        6.39%        6.87%           7.33 %
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............        1.17%        0.99%        0.99%           1.00 % (a)
  Without expense reductions............        1.17%        1.16%        1.04%           1.03 % (a)
Ratio of interest expense to average net
 assets++...............................        0.29%         N/A          N/A             N/A
Portfolio turnover rate++...............         305%         241%         268%            385 %

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Government Income Fund (the "Fund"), formerly GT Global Government Income Fund, a non-diversified separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward

Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $13,148,319 were on loan to brokers. The loans were secured by cash collateral of $14,832,250 received by the Fund. For the year ended October 31, 1998, the Fund received fees of $331,980.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The AIM Global Government Income Fund has a capital loss carryforward of $126,354,043 of which $110,608,457 expires in 2002, and $15,745,586 expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had $1,939,000 in loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $12,969,493, with a weighted average interest rate of 6.29%. Interest expense for the year ended October 31, 1998 was $639,524. Other interest expense charges amounted to $88,731.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD
   COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the Fund's investment manager and administrator and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC.

A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained the following sales charges: $4,354 and $1,842, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global had no CDSCs for the year ended October 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $236,027 and $506,058, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies:

AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $358,167,758 and $372,654,300 respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $373,516,894 and $395,326,576, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     OCTOBER 31, 1998           OCTOBER 31, 1997
                                                                 -------------------------  -------------------------
                                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                                 -----------  ------------  -----------  ------------
CLASS A
---------------------------------------------------------------
Shares sold....................................................   82,946,586  $720,078,445   48,767,558  $419,503,866
Shares issued in connection with reinvestment of
  distributions................................................      537,397     4,673,843      741,916     6,372,599
                                                                 -----------  ------------  -----------  ------------
                                                                  83,483,983   724,752,288   49,509,474   425,876,465
Shares repurchased.............................................  (87,859,651) (762,718,816) (59,180,268) (509,133,563)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (4,375,668) $(37,966,528)  (9,670,794) $(83,257,098)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................   33,203,356  $287,724,801   27,713,479  $237,734,254
Shares issued in connection with reinvestment of
  distributions................................................      342,811     2,983,470      452,575     3,886,536
                                                                 -----------  ------------  -----------  ------------
                                                                  33,546,167   290,708,271   28,166,054   241,620,790
Shares repurchased.............................................  (38,124,508) (330,880,174) (32,406,087) (278,645,805)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (4,578,341) $(40,171,903)  (4,240,033) $(37,025,015)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................      397,514  $  3,461,130        4,551        38,769
Shares issued in connection with reinvestment of
  distributions................................................        2,169        19,000          680         5,804
                                                                 -----------  ------------  -----------  ------------
                                                                     399,683     3,480,130        5,231        44,573
Shares repurchased.............................................     (366,368)   (3,179,841)      (1,717)      (14,773)
                                                                 -----------  ------------  -----------  ------------
Net increase...................................................       33,315  $    300,289        3,514  $     29,800
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. WRITTEN OPTIONS
The AIM Global Government Income Fund's written options contract activity for the year ended October 31, 1998, was as follows:

                                                                 UNDERLYING
                                                                   NOMINAL
AIM GLOBAL GOVERNMENT INCOME FUND                               AMOUNT IN USD       PREMIUMS
------------------------------------------------------------  -----------------   ------------
Options outstanding at October 31, 1997                            $ 4,840,000      $   44,673
Options written                                                     35,488,342         182,826
Options cancelled in closing purchase transactions                          --              --
Options expired prior to exercise                                  (40,328,342)       (227,499)
Options exercised                                                           --              --
                                                              -----------------   ------------
Options outstanding at October 31, 1998                            $        --      $       --
                                                              -----------------   ------------
                                                              -----------------   ------------

6. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

7. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds, (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................      11,536,408       331,113      2,991,833*
(2)(b) Approval of sub-advisory and sub-administration contract....     11,395,925       369,943      3,093,486*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       7,719,511       270,134        779,922
      CLASS B SHARES..............................................       5,529,210       170,503        434,919
(4)(a) Modification of Fundamental Restriction on Concentration....     11,334,807       411,566      3,112,981*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      11,332,764       413,609      3,112,981*
(4)(c) Modification of Fundamental Restriction on Making Loans.....     11,334,807       411,566      3,112,981*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      11,334,807       411,566      3,112,981*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................      11,330,893       415,480      3,112,981*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................      11,330,902       413,716      3,112,981*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................      11,332,945       413,428      3,112,981*
(4)(h) Elimination of Fundamental Restriction on Investing in
       Futures Contracts..........................................      11,330,509       415,864      3,112,981*
(4)(i) Elimination of Fundamental Restriction on Investing in
       Illiquid Securities........................................      11,332,543       413,830      3,112,981*
(4)(j) Elimination of Fundamental Restriction on Pledging Assets...     11,334,799       411,574      3,112,981*
(4)(k) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      11,334,406       411,967      3,112,981*
(4)(l) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................      11,332,756       413,617      3,112,981*

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(4)(m) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of Each Company and Its Affiliates Own Securities..........      11,334,807       411,566      3,112,981*
(4)(n) Elimination of Fundamental Restriction on Investing in
       Securities of Companies That Have Been in Operation for
       Less than Three Years......................................      11,334,807       411,566      3,112,981*
(4)(o) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................      11,330,101       416,272      3,112,981*
(4)(p) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      11,334,799       411,574      3,112,981*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

TRUSTEES & OFFICERS

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO Asset Management Ltd.
11 Devonshire Square
London EC2M 4YR
England


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

HOW AIM MAKES INVESTING
EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-       AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


Global Growth & Income Funds

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

GGVI-AR-1